EX-99.906CERT

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the TIAA-CREF Institutional Mutual Funds does hereby certify, to such officer’s knowledge, that:

The annual report on Form N-CSR of the TIAA-CREF Institutional Mutual Funds (the “Funds”) for the fiscal year ended September 30, 2004 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated:	December 6, 2004	By:	/s/ Bertram L. Scott

Bertram L. Scott
Executive Vice President
(Principal Executive Officer)
TIAA-CREF Institutional Mutual Funds

Dated:	December 6, 2004	By:	/s/ Elizabeth A. Monrad

Elizabeth A. Monrad
Executive Vice President
(Principal Financial Officer)
TIAA-CREF Institutional Mutual Funds